UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 11, 2014

Zafgen, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36510	20-3857670
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 Portland Street, 4th Floor Boston, Massachusetts	02114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 622-4003

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 11, 2014, Zafgen, Inc. announced its financial results for the quarter ended September 30, 2014. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K. Also on November 11, 2014, certain members of Zafgen’s management team held a conference call to discuss earnings and operating results for the quarter ended September 30, 2014. The Script from the conference call is furnished as Exhibit 99.2 hereto and is incorporated by reference herein.

The information in this Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Zafgen, Inc. on November 11, 2014, furnished herewith.

99.2	Zafgen, Inc. Script from Conference Call on November 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2014	ZAFGEN, INC.

	By:	/s/ Thomas E. Hughes
Thomas E. Hughes, Ph.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Zafgen, Inc. on November 11, 2014, furnished herewith.

99.2	Zafgen, Inc. Script from Conference Call on November 11, 2014.